Exhibit 10.3



THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NEW CENTURY ENERGY CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.

                           SECOND AMENDED AND RESTATED
                           ---------------------------
                          SECURED CONVERTIBLE TERM NOTE
                          -----------------------------

     FOR VALUE RECEIVED, NEW CENTURY ENERGY CORP., a Colorado corporation (the "COMPANY"), promises to pay to PROMETHEAN INDUSTRIES, INC. as successor in interest to LAURUS MASTER FUND, LTD., c/o Laurus Capital Management, LLC, 825 Third Ave., 14th Floor, New York, NY 10022, (the "HOLDER") or its registered assigns or successors in interest, the sum of Fifteen Million Dollars ($15,000,000), together with any accrued and unpaid interest hereon, on June 30, 2008 (the "MATURITY DATE") if not sooner paid.

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the "PURCHASE AGREEMENT").

     The following terms shall apply to this Second Amended and Restated Secured Convertible Term Note (this "NOTE"):

                                    ARTICLE I
                         CONTRACT RATE AND AMORTIZATION

          1.1  Contract Rate. Subject to Sections 4.2 and 5.10, interest payable
               -------------
     on the outstanding principal amount of this Note (the "PRINCIPAL AMOUNT") shall accrue at a rate per annum equal to the "prime rate" published in The
                                                                             ---
     Wall  Street Journal from time to time (the "PRIME RATE"), plus two percent
     --------------------
     (2%) (the "CONTRACT RATE"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. Subject to Section 1.2, the Contract Rate shall not at any time be less than seven percent (7%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on September 1, 2005, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.

          1.2 Contract Rate Adjustments and Payments. The Contract Rate shall be
              --------------------------------------
     calculated on the last business day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with the terms of Section 1.1) until the Maturity Date (each a "DETERMINATION DATE") and shall be subject to adjustment as set forth herein. If (i) the Company shall have registered the shares of the Common Stock underlying the conversion of this Note and each Warrant on a registration statement declared effective by the Securities and Exchange Commission (the "SEC"), and (ii) the market price (the "MARKET PRICE") of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five (5) trading days immediately preceding a Determination Date exceeds the then applicable Fixed Conversion Price by at least twenty-five percent (25%), the Contract Rate for the succeeding calendar month shall automatically be reduced by 100 basis points (100 b.p.) (1%) for each incremental twenty-five percent (25%) increase in the Market Price of the Common Stock above the then applicable Fixed Conversion Price. Notwithstanding the foregoing (and anything to the contrary contained herein), in no event shall the Contract Rate at any time be less than zero percent (0%).

          1.3 Principal Payments. Amortizing payments of the aggregate principal
              ------------------
     amount outstanding under this Note at any time (the "PRINCIPAL AMOUNT") shall be made by the Company on July 1, 2006 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "AMORTIZATION DATE"). Subject to Article III below, commencing on the first Amortization Date through December 31, 2006, the Company shall make monthly payments to the Holder on each Repayment Date, each such payment in the amount of $250,000 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under this Note, the Purchase Agreement and/or any other Related Agreement (collectively, the "MONTHLY AMOUNT"). Beginning January 1, 2007, through December 31, 2007, the Monthly Amount shall be $100,000. Beginning January 1, 2008, through the Maturity Date, the Monthly amount shall be $250,000. Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

                                   ARTICLE II
                            CONVERSION AND REDEMPTION

          2.1  Payment  of  Monthly  Amount.

          (a)  Payment  in  Cash  or  Common  Stock. If the Monthly Amount (or a
               ------------------------------------
     portion of such Monthly Amount if not all of the Monthly Amount may be converted into shares of Common Stock pursuant to Section 3.2) is required to be paid in cash pursuant to Section 2.1(b), then the Company shall pay the Holder an amount in cash equal to 102% of the Monthly Amount (or such portion of such Monthly Amount to be paid in cash) due and owing to the Holder on the Amortization Date. If the Monthly Amount (or a portion of such Monthly Amount if not all of the Monthly Amount may be converted into shares of Common Stock pursuant to Section 3.2) is required to be paid in shares of Common Stock pursuant to Section 2.1(b), the number of such shares to be issued by the Company to the Holder on such Amortization Date (in respect of such portion of the Monthly Amount converted into shares of Common Stock pursuant to Section 2.1(b)), shall be the number determined by dividing (i) the portion of the Monthly Amount converted into shares of Common Stock, by (ii) the then applicable Fixed Conversion Price. For purposes hereof, subject to Section 3.6 hereof, the initial "FIXED CONVERSION PRICE" means $0.62.

          (b)  Monthly Amount Conversion Conditions. Subject to Sections 2.1(a),
               ------------------------------------
     2.2, and 3.2 hereof, the Holder shall convert into shares of Common Stock all or a portion of the Monthly Amount due on each Amortization Date if the following conditions (the "CONVERSION CRITERIA") are satisfied: (i) the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five (5) trading days immediately preceding such Amortization Date shall be greater than or equal to 110% of the Fixed Conversion Price and (ii) the amount of such conversion does not exceed twenty five percent (25%) of the aggregate dollar trading volume of the Common Stock for the period of twenty-two (22) trading days immediately preceding such Amortization Date. If subsection (i) of the Conversion Criteria is met but subsection (ii) of the Conversion Criteria is not met as to the entire Monthly Amount, the Holder shall convert only such part of the Monthly Amount that meets subsection (ii) of the Conversion Criteria.
     Any portion of the Monthly Amount due on an Amortization Date that the Holder has not been able to convert into shares of Common Stock due to the failure to meet the Conversion Criteria, shall be paid in cash by the Company at the rate of 102% of the Monthly Amount otherwise due on such Amortization Date, within three (3) business days of such Amortization Date.

          2.2  No  Effective  Registration.  Notwithstanding  anything  to  the
               ---------------------------
     contrary herein, none of the Company's obligations to the Holder may be converted into Common Stock unless (a) either (i) an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the shares of Common Stock to be issued in connection with satisfaction of such obligations exists or (ii) an exemption from registration for resale of all of the Common Stock issued and issuable is available pursuant to Rule 144 of the Securities Act and (b) no Event of Default (as hereinafter defined) exists and is continuing, unless such Event of Default is cured within any applicable cure period or otherwise waived in writing by the Holder.

          2.3  Optional  Redemption  in  Cash.  The Company may prepay this Note
               ------------------------------
     ("OPTIONAL REDEMPTION") by paying to the Holder a sum of money equal to the Applicable Principal Amount (as defined below) together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement (the "REDEMPTION AMOUNT") outstanding on the Redemption Payment Date (as defined below). The Company shall deliver to the Holder a written notice of redemption (the "NOTICE OF REDEMPTION") specifying the date for such Optional Redemption (the "REDEMPTION PAYMENT DATE"), which date shall be seven (7) business days after the date of the Notice of Redemption (the "REDEMPTION PERIOD"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has previously delivered a Notice of Conversion (as hereinafter defined) or for conversions elected to be made by the Holder pursuant to Section 3.3 during the Redemption Period. The Redemption Amount shall be determined as if the Holder's conversion elections had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder. In the event the Company fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Redemption Notice will be null and void. For purposes of this Section 2.3, the "APPLICABLE PRINCIPAL AMOUNT" shall mean (a) during the period commencing on the effective date hereof and ending on the date immediately preceding the first anniversary of the effective date hereof, 125% of the Principal Amount outstanding at the time of such prepayment, (b) during the period commencing on the first anniversary of the effective date hereof and ending on the date immediately preceding the second anniversary of the date hereof, 120% of the Principal Amount outstanding at the time of such prepayment and (c) during the period commencing on the second anniversary of the effective date hereof and ending on the Maturity Date, 115% of the Principal Amount outstanding at the time of such prepayment.

                                   ARTICLE III
                           HOLDER'S CONVERSION RIGHTS

          3.1  Optional  Conversion.  Subject  to  the  terms  set forth in this
               --------------------
     Article III, the Holder shall have the right, but not the obligation, to convert all or any portion of the issued and outstanding Principal Amount and/or accrued interest and fees due and payable into fully paid and nonassessable shares of Common Stock at the Fixed Conversion Price. The shares of Common Stock to be issued upon such conversion are herein referred to as, the "CONVERSION SHARES."

          3.2  Conversion  Limitation. Notwithstanding anything contained herein
               ----------------------
     to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between (i) 9.99% of the outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Conversion Shares limitation described in this Section 3.2 shall automatically become null and void following notice to any Company upon the occurrence and during the continuance of an Event of Default, or upon 75 days prior notice to the Company. Notwithstanding anything contained herein to the contrary, the provisions of this Section 3.2 are irrevocable and may not be waived by the Holder or any Company.

          3.3  Mechanics  of  Holder's  Conversion. In the event that the Holder
               -----------------------------------
     elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion in substantially the form of Exhibit A hereto (appropriate completed) ("NOTICE OF CONVERSION") to the Company and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees that are being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Company within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date (the "CONVERSION DATE"). Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "DELIVERY DATE"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Company of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of the Conversion Shares, unless the Holder provides the Company written instructions to the contrary.

          3.4  Late  Payments.  The  Company  understands  that  a  delay in the
               --------------
     delivery of the Conversion Shares in the form required pursuant to this Article beyond the Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, in addition to all other rights and remedies which the Holder may have under this Note, applicable law or otherwise, the Company shall pay late payments to the Holder for any late issuance of Conversion Shares in the form required pursuant to this Article II upon conversion of this Note, in the amount equal to $200 per business day after the Delivery Date. The Company shall make any payments incurred under this Section in immediately available funds upon demand.

          3.5  Conversion  Mechanics. The number of shares of Common Stock to be
               ---------------------
     issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price. In the event of any conversions of a portion of the outstanding Principal Amount pursuant to this Article III, such conversions shall be deemed to constitute conversions of the outstanding Principal Amount applying to Monthly Amounts for the remaining Amortization Dates in chronological order.

          3.6  Adjustment  Provisions. The Fixed Conversion Price and number and
               ----------------------
     kind of shares or other securities to be issued upon conversion determined pursuant to this Note shall be subject to adjustment from time to time upon the occurrence of certain events during the period that this conversion right remains outstanding, as follows:

          (a)  Reclassification.  If  the  Company  at  any  time  shall,  by
               ----------------
     reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock (i) immediately prior to or
     (ii) immediately after, such reclassification or other change at the sole election of the Holder.

          (b)  Stock Splits, Combinations and Dividends. If the shares of Common
               ----------------------------------------
     Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock or any preferred stock issued by the Company in shares of Common Stock, the Fixed Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

          (c) Share Issuances. Subject to the provisions of this Section 3.6, if
              ---------------
     the Company shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock or securities convertible into Common Stock to a Person other than the Holder (except (i) pursuant to Sections 3.6(a) or (b) above; (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof as disclosed to the Holder in writing; (iii) pursuant to options and/or shares that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company, or (iv) pursuant to the issuance of restricted shares to vendors for goods received and/or services rendered to the Company in an amount not to exceed an aggregate of 1,000,000 shares which, unless the Holder otherwise consents in writing, shares may not be sold until the earlier of (A) three years from the date hereof or (B) the date all of the obligations and liabilities of the Company to the Holder under the Purchase Agreement are paid in full) for a consideration per share (the "OFFER PRICE") less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset to such lower Offer Price. For purposes hereof, the issuance of any security of the Company convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Fixed Conversion Price upon the issuance of such securities.

          (d)  Computation  of  Consideration.  For  purposes of any computation
               ------------------------------
     respecting consideration received pursuant to Section 3.6(c) above, the following shall apply:

               (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof); and

               (iii) upon any such exercise, the aggregate consideration received for such securities shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in subsections (i) and (ii) of this Section 3.6(d)).

          3.7  Reservation  of  Shares.  During  the period the conversion right
               -----------------------
     exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Conversion Shares upon the full conversion of this Note and the Warrant. The Company represents that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. The Company agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for the Conversion Shares upon the conversion of this Note.

          3.8  Registration  Rights.  The  Holder  has been granted registration
               --------------------
     rights with respect to the Conversion Shares as set forth in the Registration Rights Agreement.

          3.9  Issuance of New Note. Upon any partial conversion of this Note, a
               --------------------
     new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Company to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article IV of this Note, the Company shall not pay any costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

          4.1  Events  of Default. The occurrence of any of the following events
               ------------------
     set forth in this Section 4.1 shall constitute an event of default ("EVENT OF DEFAULT") hereunder:

          (a)  Failure to Pay. The Company fails to pay when due any installment
               --------------
     of principal, interest or other fees hereon in accordance herewith, or the Company fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

          (b)  Breach  of  Covenant.  The  Company  or  any of its subsidiaries,
               --------------------
     excluding ERC Solutions, Inc. which was dissolved in or around February 2006 (the "Subsidiaries"),,breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

          (c)  Breach  of  Representations  and  Warranties. Any representation,
               --------------------------------------------
     warranty or statement made or furnished by the Company or any of its Subsidiaries in this Note, the Purchase Agreement or any other Related Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

          (d)  Default Under Other Agreements. The occurrence of any default (or
               ------------------------------
     similar term) in the observance or performance of any other agreement or condition relating to any indebtedness or contingent obligation of the Company or any of its Subsidiaries beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable;

          (e) Material Adverse Effect. Any change or the occurrence of any event
              -----------------------
     which  could  reasonably  be  expected  to  have a Material Adverse Effect;

          (f) Bankruptcy. The Company or any of its Subsidiaries shall (i) apply
              ----------
     for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

          (g)  Judgments.  Attachments  or  levies  in excess of $100,000 in the
               ---------
     aggregate are made upon the Company or any of its Subsidiary's assets or a judgment is rendered against the Company's property involving a liability of more than $100,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof;

          (h)  Insolvency. The Company or any of its Subsidiaries shall admit in
               ----------
     writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

          (i)  Change  in Control. A Change in Control shall occur. A "Change in
               ------------------
     Control" shall arise when any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof) is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Parent (other than a "Person" or "group" that beneficially owns 35% or more of such outstanding voting equity interests of the Parent on the date hereof) or (ii) the Board of Directors of the Parent shall cease to consist of a majority of the Parent's board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment);

          (j)  Indictment;  Proceedings. The indictment or threatened indictment
               ------------------------
     of the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of the Company or any of its Subsidiaries;

          (k)  The  Purchase  Agreement,  Related Agreements, the September 2005
               -----------------------------------------------------------------
     Purchase  Agreement,  the September 2005 Related Agreements, the Gulf Coast
     ---------------------------------------------------------------------------
     Purchase  Agreements and the Gulf Coast Related Agreements. (i) An Event of
     ----------------------------------------------------------
     Default shall occur under and as defined in the Purchase Agreement, any Related Agreement, the Securities Purchase Agreement dated as of September 19, 2005 by and between the Holder and the Company (as amended, modified and supplemented from time to time, the "September 2005 Purchase Agreement") and/or any other document, instrument or agreement entered into in connection with the transactions contemplated by the September 2005 Purchase Agreement (as amended, modified and supplemented from time to time, the "September 2005 Related Agreements"), the April 26, 2006 or June 30, 2006 Gulf Coast Oil Corporation ("Gulf Coast") Securities Purchase Agreements by and between the Holder and Gulf Coast (as amended, modified and supplemented from time to time, the "Gulf Coast Purchase Agreements") and/or any other document, instrument or agreement entered into in connection with the transactions contemplated by the Gulf Coast Purchase Agreements (as amended, modified and supplemented from time to time, the "Gulf Coast Related Agreements"), (ii) the Company or any of its Subsidiaries shall breach any term or provision of the Purchase Agreement, any Related Agreement, the September 2005 Purchase Agreement or any September 2005 Related Agreement, the Gulf Coast Purchase Agreements or any Gulf Coast Related Agreements in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Company or any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement, any Related Agreement, the September 2005 Purchase Agreement or any September 2005 Related Agreement, the Gulf Coast Purchase Agreements or any Gulf Coast Related Agreements (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement, any Related Agreement, the September 2005 Purchase Agreement or any September 2005 Related Agreement, the Gulf Coast Purchase Agreements or any Gulf Coast Related Agreements or (v) the Purchase Agreement, any Related Agreement, the September 2005 Purchase Agreement or any September 2005 Related Agreement, or the Gulf Coast Purchase Agreements or any Gulf Coast Related Agreement ceases to be a valid, binding and enforceable obligation of the Company or any of its Subsidiaries (to the extent such persons or entities are a party thereto);

          (l)  Stop  Trade.  An SEC stop trade order or Principal Market trading
               -----------
     suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Company shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice; or

          (m) Failure to Deliver Common Stock or Replacement Note. The Company's
              ---------------------------------------------------
     failure to deliver Common Stock to the Holder pursuant to and in the form required by this Note and the Purchase Agreement and, if such failure to deliver Common Stock shall not be cured within two (2) business days or the Company is required to issue a replacement Note to the Holder and the Company shall fail to deliver such replacement Note within seven (7) business days.

     The Events of Default set forth in this Section 4.1 are subject to the express waiver of certain Events of Default by Holder in favor of the Company as provided in the Amendment Agreement (the "First Amendment Agreement") and the Second Amendment Agreement (the "Second Amendment Agreement") entered into on November 3, 2005 and December 14, 2005, respectively, by and between the Holder and the Company. Such Events of Default expressly waived pursuant to the First Amendment Agreement and the Second Amendment Agreement shall remain waived in accordance with the express terms of the First Amendment Agreement and the Second Amendment Agreement and shall not be deemed to constitute Events of Default for purposes of this Note, the Purchase Agreement, Related Agreements, the September 2005 Purchase Agreement and/or the September 2005 Related Agreements.

          4.2  Default  Interest.  Following  the  occurrence  and  during  the
               -----------------
     continuance of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to two percent (2%) per month, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

          4.3  Default  Payment.  Following  the  occurrence  and  during  the
               ----------------
     continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Company under the Purchase Agreement and the other Related Agreements, to require the Company to make a Default Payment ("DEFAULT PAYMENT"). The Default Payment shall be 130% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 4.3.

                                    ARTICLE V
                                  MISCELLANEOUS

          5.1  Conversion  Privileges.  The  conversion  privileges set forth in
               ----------------------
     Article III shall remain in full force and effect immediately from the date hereof until the date this Note is indefeasibly paid in full and irrevocably terminated.

          5.2  Cumulative  Remedies.  The  remedies  under  this  Note  shall be
               --------------------
     cumulative.


          5.3  Failure or Indulgence Not Waiver. No failure or delay on the part
               --------------------------------
     of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          5.4 Notices. Any notice herein required or permitted to be given shall
              -------
     be in writing and provided in accordance with the terms of the Purchase Agreement.

          5.5  Amendment  Provision. The term "Note" and all references thereto,
               --------------------
     as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

          5.6 Assignability. This Note shall be binding upon the Company and its
              -------------
     successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

          5.7  Cost  of  Collection.  In case of any Event of Default under this
               --------------------
     Note, the Company shall pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

          5.8  Governing  Law,  Jurisdiction  and  Waiver  of  Jury  Trial.
               -----------------------------------------------------------

          (a)  THIS  NOTE  SHALL  BE  GOVERNED  BY AND CONSTRUED AND ENFORCED IN
     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (b) THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS
     --------
     MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE
                            ----------------
     DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL
                        --------------------
     SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          (c) THE COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND THE COMPANY ARISING OUT OF,
     CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          5.9  Severability.  In  the  event  that any provision of this Note is
               ------------
     invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

          5.10  Maximum  Payments.  Nothing  contained herein shall be deemed to
                -----------------
     establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

          5.11  Security  Interest  and Guarantee. The Holder has been granted a
                ---------------------------------
     security interest (i) in certain assets of the Company and its Subsidiaries as more fully described in the Master Security Agreement dated as of the date hereof and (ii) in the equity interests of the Companies' Subsidiaries pursuant to the Stock Pledge Agreement dated as of the date hereof. The obligations of the Company under this Note are guaranteed by certain Subsidiaries of the Company pursuant to the Subsidiary Guaranty dated as of the date hereof.

          5.12  Construction.  Each  party  acknowledges  that its legal counsel
                ------------
     participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

          5.13  Registered  Obligation. This Note is intended to be a registered
                ----------------------
     obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register the Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

          5.14  Amendment  and Restatement. This Note amends and restates in its
                --------------------------
     entirety (and is given in substitution for but not in satisfaction of) (a) that certain $15,000,000 Amended and Restated Secured Convertible Term Note entered into on December 30, 2005 to be effective as of June 30, 2005 executed by the Company in favor of the Holder (the "PRIOR NOTE"). This Note does not effect a refinancing of all or any portion of the Obligations heretofore evidenced by the Prior Note, it being the intention of the Company and the Holder to avoid effectuating a novation of such Obligations.

       [Balance of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Second Amended and Restated Secured Convertible Term Note to be signed in its name on December 28, 2006, to be effective as of June 30, 2005.


     NEW CENTURY ENERGY CORP.

     By: /s/ Edward R. DeStefano
        ------------------------------
        Name: Edward R. DeStefano
        Title: President

WITNESS:

/s/ John S. Gillies
------------------------------

                                    EXHIBIT A
                                    ---------

                              NOTICE OF CONVERSION
                              --------------------

        (To be executed by the Holder in order to convert all or part of the Secured Convertible Term Note into Common Stock)

New  Century  Energy  Corp.
5851  San  Felipe,  Suite  775
Houston,  Texas  77057

     The undersigned hereby converts $________ of the principal due on [specify applicable Repayment Date] under the Amended and Restated Secured Convertible
Term Note effective as of June 30, 2005 (the "NOTE") issued by New Century Energy Corp. (the "COMPANY") by delivery of shares of Common Stock of the Company ("SHARES") on and subject to the conditions set forth in the Note.

1.     Date  of  Conversion
                                     ---------------------
2.     Shares  To  Be  Delivered:
                                     ---------------------

                                     [HOLDER]


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------